KALMAR POOLED INVESTMENT TRUST

        BARLEY MILL HOUSE, 3701 KENNETT PIKE, WILMINGTON, DELAWARE 19807
                                 (800) 463-6670


                     SUPPLEMENT DATED AUGUST 28, 2006 TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2006


                    KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND

THE INFORMATION IN THIS SUPPLEMENT AMENDS THE CORRESPONDING INFORMATION IN, AND SHOULD BE READ IN CONJUNCTION WITH, THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2006 (THE "SAI") OF KALMAR "GROWTH-WITH-VALUE SMALL CAP FUND.

                  On page 14 of the SAI, the first two sentences under the heading "Management - Compensation" are deleted in their entirety and replaced with the following:


                  COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. Except for the Trust's Chief Compliance Officer, compensation to officers and Trustees of the Trust who are affiliated with the Adviser is paid by the Adviser, and not by the Trust. The Trust pays 60% of the compensation of the Trust's Chief Compliance Officer pursuant to the annual approval by the Board of Trustees. The Trust's Chief Compliance Officer also acts as the Adviser's Chief Compliance Officer.